UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 1, 2015 (December 1, 2015)

HCP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices, including zip code)

(949) 407-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 1, 2015, HCP, Inc., a Maryland corporation (the “Company”), completed its underwritten offering (the “Offering”) of $600,000,000 aggregate principal amount of 4.000% senior unsecured notes due 2022 (the “Notes”).  The net proceeds from the Offering, after deducting the underwriting discount and estimated offering expenses payable by the Company, are approximately $592.0 million, which the Company intends to use to repay its $500 million 3.750% Senior Notes due February 2016 at or prior to their stated maturity date and for general corporate purposes, including future acquisitions, investments or repayment of other indebtedness.  Prior to such repayment, the Company may use a portion of such proceeds to temporarily reduce outstanding borrowings under its revolving line of credit, which borrowings were principally used for acquisitions and investments.  Additional details related to the Offering may be found in the prospectus supplement, dated November 23, 2015 (the “Prospectus Supplement”), which was filed with the Securities and Exchange Commission (the “Commission”) on November 24, 2015.

The Notes are governed by the terms of the Indenture, dated November 19, 2012 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 19, 2012, as supplemented by the Seventh Supplemental Indenture, dated December 1, 2015, between the Company and the Trustee (the “Supplemental Indenture”), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

The Notes will mature on December 1, 2022 and the Company will pay interest on the Notes semi-annually in arrears on June 1 and December 1, beginning on June 1, 2016.  The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.

The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed, or (ii) the “make-whole” amounts applicable to the Notes to be redeemed as set forth in the in the section titled “Description of the Notes — Optional Redemption” in the Prospectus Supplement, plus, in either case, accrued and unpaid interest to, but excluding, the date of redemption.  In addition, the Notes are redeemable at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption, to be redeemed on or after October 1, 2022.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (File No. 333-205241), originally filed with the Commission on June 26, 2015.  The description of the Base Indenture, the Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Base Indenture, the Supplemental Indenture and the form of the Notes.  Copies of the Supplemental Indenture and the form of the Notes are filed as exhibits hereto, and a copy of the Base Indenture has been previously filed, and each is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

No.	Description
4.1	Seventh Supplemental Indenture dated December 1, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.000% Senior Notes due 2022 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratio of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (File No. 333-205241)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2015	HCP, Inc.
(Registrant)

	By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description
4.1	Seventh Supplemental Indenture dated December 1, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee
4.2	Form of 4.000% Senior Notes due 2022 (included in Exhibit 4.1)
5.1	Opinion of Ballard Spahr LLP
5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters
12.1	Statement regarding computation of ratio of earnings to fixed charges
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (File No. 333-205241)